UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2025

Checkpoint Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38128	47-2568632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Sawyer Road, Suite 110,

Waltham, MA 02453

(Address of principal executive offices and Zip Code)

(781) 652-4500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CKPT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on March 9, 2025, Checkpoint Therapeutics, Inc., a Delaware corporation (“Checkpoint” or the “Company”), entered into an Agreement and Plan of Merger (as subsequently amended on April 14, 2025, the “Merger Agreement”) with Sun Pharmaceutical Industries, Inc., a Delaware corporation (“Sun Pharma” or “Parent”), and Snoopy Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, Parent, Merger Sub and the Company will effect a merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Parent. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Merger Agreement. In connection with the Merger Agreement, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on April 14, 2025, and a definitive proxy statement on April 23, 2025. The Company first mailed the definitive proxy statement to its stockholders on April 23, 2025.

Expiration of HSR Waiting Period

Consummation of the Merger is subject to customary closing conditions, including, but not limited to the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the rules and regulations promulgated thereunder (the “HSR Act”). Pursuant to the Merger Agreement, each of the Company, on behalf of Fortress, and Parent, on behalf of Sun Pharmaceutical Industries Ltd., filed on April 21, 2025, a Premerger Notification and Report Form under the HSR Act with respect to the Merger with the DOJ and the FTC. The waiting period applicable to the Merger under the HSR Act expired at 11:59 p.m., Eastern time, on May 21, 2025.

The Company and Parent expect the closing of the Merger to occur on or about May 30, 2025, subject to receipt of the Company Required Vote at the Special Meeting, and satisfaction or waiver of the other closing conditions specified in the Merger Agreement. The Special Meeting of Checkpoint stockholders to consider and vote on, among other matters, the adoption of the Merger Agreement is scheduled to take place virtually on May 28, 2025, at 10:00 a.m., Eastern time.

Certain Litigation

As previously disclosed, the Company and James Oliviero have been named as defendants in a consolidated putative stockholder class action lawsuit pending in the United States District Court for the Southern District of New York (the “Court”), which was filed on April 5, 2024. The action is styled In re Checkpoint Therapeutics, Inc. Securities Litigation, No. 1:24-cv-02613-PAE (the “Securities Class Action”). On June 21, 2024, the Court appointed a lead plaintiff for the putative class and approved his choice of lead counsel. The lead plaintiff filed his amended complaint (the “Amended Complaint”) on August 23, 2024, which alleges that defendants violated the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and SEC Rule 10b-5 promulgated thereunder by making false and misleading statements and omissions, and that James Oliviero is named as a control person under Section 20(a) of the Exchange Act. The Amended Complaint was filed on behalf of stockholders who purchased shares of our common stock between March 10, 2021 and December 15, 2023, and seeks, among other things, monetary damages on behalf of the purported class. Defendants moved to dismiss the Amended Complaint on October 23, 2024, and the motion was fully briefed in February 2025.

On May 19, 2025, the Court dismissed the Amended Complaint with prejudice and entered final judgment in favor of the Company and James Oliviero. The lead plaintiff has thirty days from May 19, 2025 to appeal the judgment.

To the extent lead plaintiff appeals the judgment, the Company intends to defend itself and James Oliviero vigorously.

Forward Looking Statements

This report contains express or implied forward-looking statements related to Checkpoint and the proposed acquisition.

All statements other than statements of historical fact are statements that could be deemed “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management teams. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words.

Examples of such forward-looking statements include, but are not limited to, statements regarding the expected timing for the consummation of the Merger.

These statements are based on current plans, estimates and projections and are not predictions of actual performance. By their very nature, forward-looking statements involve inherent risks and uncertainties. Checkpoint cautions that a number of important factors, including those described in this document, could cause actual results to differ materially from those contemplated in any forward-looking statements.

Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, but are not limited to: uncertainties as to the timing of completion of the Merger; uncertainties as to whether Checkpoint’s stockholders will vote to approve the transaction; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction (or only grant approval subject to adverse conditions or limitations); the possibility that the proposed transaction may not be completed in the time frame expected by Checkpoint, or at all; failure to realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the transaction on relationships with employees, other business partners or governmental entities; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; significant or unexpected costs, charges or expenses resulting from the proposed transaction; negative effects of this announcement or the consummation of the proposed acquisition on Checkpoint’s common stock and/or Checkpoint’s operating results; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the risks related to non-achievement of the CVR milestone and that holders of the CVRs will not receive payments in respect of the CVRs; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; risk of litigation and/or regulatory actions related to the proposed acquisition; adverse impacts on business, operating results or financial condition in the future due to pandemics, epidemics or outbreaks, and their impact on Checkpoint’s business, operations, supply chain, patient enrollment and retention, clinical trials, strategy, goals and anticipated milestones; government-mandated or market-driven price decreases for Checkpoint’s products; the existence or introduction of competing products; reliance on information technology; Checkpoint’s ability to successfully market current and new products; Checkpoint’s and its collaborators’ ability to continue to conduct research and clinical programs; and exposure to product liability and legal proceedings and investigations. Further risks and uncertainties that could cause actual results to differ materially from the results anticipated by the forward-looking statements are detailed from time to time in Checkpoint’s periodic reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, Current Reports on Form 8-K and the definitive proxy statement filed by Checkpoint with the SEC on April 23, 2025, in connection with the proposed transaction. These filings, when available, are available on the investor relations section of Checkpoint’s website at https://ir.checkpointtx.com or on the SEC’s website at https://www.sec.gov.

Any forward-looking statements speak only as of the date of this report and are made based on the current beliefs and judgments of Checkpoint’s management, and the reader is cautioned not to rely on any forward-looking statements made by Checkpoint. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Unless required by law, Checkpoint is under no duty and undertakes no obligation to update or revise any forward-looking statement after the distribution of this report, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This report may be deemed to be solicitation material in respect of the proposed acquisition of Checkpoint by Sun Pharma pursuant to the Merger Agreement. Checkpoint filed a preliminary proxy statement with the SEC on April 14, 2025 and a definitive proxy statement with the SEC on April 23, 2025 in connection with a special meeting of stockholders to be held on May 28, 2025 in connection with the proposed acquisition. The definitive proxy statement and a proxy card has been delivered to each Checkpoint stockholder entitled to vote at the special meeting. This Current Report on Form 8-K is not a substitute for the proxy statement, which contains important information about the proposed transaction and related matters, or any other document that may be filed by Checkpoint with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, CHECKPOINT’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY CHECKPOINT WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents filed with the SEC containing important information about Checkpoint through the website maintained by the SEC at www.sec.gov. Checkpoint makes available free of charge at its website at https://ir.checkpointtx.com/ copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

Checkpoint and its directors, and certain of its executive officers, consisting of Michael S. Weiss, Chistian Béchon, Neil Herskowitz, Lindsay A. Rosenwald, Barry Salzman, Amit Sharma, who are the non-employee members of the Company Board, and James Oliviero, President and Chief Executive Officer and a member of the Company Board, and Garrett Gray, Chief Financial Officer, may be deemed to be participants in the solicitation of proxies from Checkpoint’s stockholders in connection with the proposed acquisition. Information regarding Checkpoint’s directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Equity Interests of Checkpoint’s Named Executive Officers and Non-Employee Directors,” “Security Ownership of Certain Beneficial Owners and Management,” and “Golden Parachute Compensation,” contained in Checkpoint’s definitive proxy statement filed with the SEC on April 23, 2025 and subsequent statements of beneficial ownership on file with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Checkpoint’s website at https://ir.checkpointtx.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Therapeutics, Inc.

Dated: May 22, 2025	By:	/s/ James F. Oliviero
James F. Oliviero
President and Chief Executive Officer